SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2003

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer
Identification No.)

710 Medtronic Parkway
Minneapolis, Minnesota 55432-5604
(Address of Principal Executive Offices and Zip Code)

(763) 514-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.                    Other Events

                On August 12, 2003, the Registrant issued a press release announcing that the U.S. Court of Appeals for the Federal Circuit has overturned a decision by the U.S. District Court in Wilmington, DE that certain Medtronic stent products did not infringe the Palmaz-Schatz patents owned by Johnson & Johnson/Cordis.  In December 2000, a jury found that certain now-obsolete stents infringed the Palmaz-Schatz patents and awarded Johnson & Johnson $271 million in damages.  Medtronic plans to petition the Federal Circuit Court for a rehearing in this matter.   The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.                    Financial Statements and Exhibits

                Exhibit 99               Press release dated August 12, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ David J. Scott
Date: August 12, 2003		David J. Scott, Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Dated August 12, 2003

Exhibit Number	Description

99	Press release dated August 12, 2003